Exhibit 10.3

                        LANDAMERICA FINANCIAL GROUP, INC.

               AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENTS

         This Amendment dated this 20th day of June, 2000, is made to the Agreement or Agreements listed on Exhibit A (the "Option Agreements", whether one or more) between LandAmerica Financial Group, Inc. (the "Company") and ____________________________ (the "Optionee").

         The Company and the Optionee agree to amend each of the Option Agreements as follows:

1. The description of the Company's 1991 Stock Incentive Plan in the introductory paragraph, which reads "the Company's 1991 Stock Incentive Plan (the "Plan") a copy of which is attached", is hereby deleted, and each of the Option Agreements is hereby amended to include the following in place of the deleted language:

         the Company's 1991 Stock Incentive Plan, as amended from time to time (the "Plan").

2. Each of the Option Agreements is hereby amended to include the following paragraph 2(e) and the existing paragraph 2(e) is renumbered as paragraph 2(f):

         2(e) Tax Withholding. Upon the exercise of this Option or portion thereof, the Company shall have the right to require the Optionee to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid with respect to such exercise and not complete the exercise of the Option until the Company is so reimbursed. At its discretion, the Company may retain and withhold by means of cashing out a portion of such Option, any such taxes required to be withheld by the Company. In lieu thereof, the Company shall have the unrestricted right to withhold, from any other cash amounts due (or to become due) from the Company to the Optionee, an amount equal to such taxes required to be withheld by the Company to reimburse the Company for any such taxes.

3. Paragraph 4 of the Option Agreement is hereby deleted, and each of the Option Agreements is hereby amended to include the following paragraph 4:

         4. Exercise in the Event of Permanent and Total Disability. This Option shall be exercisable in full if the Optionee becomes permanently and totally disabled (within the meaning of the Company's Long-Term Disability Plan) while employed by the Company or an affiliate and prior to the Expiration Date of this Option. In such event, the Optionee must exercise this Option, if at all, within two years of the date on which he or she terminates employment with the Company due to permanent and total disability or during the remainder of the period preceding the Expiration Date, whichever is shorter, but in no event may the Option be exercised prior to the expiration of six (6) months from the date of the grant of the Option.


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4.       Paragraph 12 of the Option Agreement is hereby deleted, and each of the
Option Agreements is hereby amended to include the following paragraph 12:

         12. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the date hereof and the provisions of this Agreement, the provisions of the Plan shall govern.

5. Except as expressly amended hereby, the Option Agreements shall remain in full force and effect in all respects and are hereby ratified and affirmed.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by a duly authorized officer, and Optionee has affixed his or her signature hereto.


OPTIONEE                                      LANDAMERICA FINANCIAL GROUP, INC.




___________________________                   By:    ___________________________

                                              Title: ___________________________





                                     Page 2
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                                  EXHIBIT A TO

                        LANDAMERICA FINANCIAL GROUP, INC.

               AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENTS

                        LANDAMERICA FINANCIAL GROUP, INC.

     Schedule to Form of Amendment to Non-Qualified Stock Option Agreements

            Optionees                                      Agreements Being Amended
            ---------                                      ------------------------
     Janet A. Alpert                  1.   Non-qualified Stock Option Agreement dated January 8, 1992.
                                      2.   Non-qualified Stock Option Agreement dated January 4, 1994.
                                      3.   Non-qualified Stock Option Agreement dated January 5, 1995.
                                      4.   Non-qualified Stock Option Agreement dated January 3, 1996.
                                      5.   Non-qualified Stock Option Agreement dated January 7, 1997.
                                      6.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      7.   Non-qualified Stock Option Agreement dated February 16, 1999.

     Ellis A. Ankony                  1.   Non-qualified Stock Option Agreement dated February 18, 1992.
                                      2.   Non-qualified Stock Option Agreement dated January 4, 1994.
                                      3.   Non-qualified Stock Option Agreement dated January 5, 1995.
                                      4.   Non-qualified Stock Option Agreement dated January 3, 1996.

     Kenneth Astheimer                1.   Non-qualified Stock Option Agreement dated January 8, 1992.
                                      2.   Non-qualified Stock Option Agreement dated January 4, 1994.
                                      3.   Non-qualified Stock Option Agreement dated January 5, 1995.
                                      4.   Non-qualified Stock Option Agreement dated January 3, 1996.
                                      5.   Non-qualified Stock Option Agreement dated January 7, 1997.
                                      6.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      7.   Non-qualified Stock Option Agreement dated February 16, 1999.

     John R. Blanchard                1.   Non-qualified Stock Option Agreement dated January 5, 1995.
                                      2.   Non-qualified Stock Option Agreement dated January 3, 1996.
                                      3.   Non-qualified Stock Option Agreement dated January 7, 1997.
                                      4.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      5.   Non-qualified Stock Option Agreement dated February 16, 1999.

     John M. Carter                   1.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      2.   Non-qualified Stock Option Agreement dated February 16, 1999.

     Theodore L. Chandler, Jr.        1.   Non-qualified Stock Option Agreement dated January 31, 2000.

     Francis X. Coman                 1.   Non-qualified Stock Option Agreement dated November 15, 1993.

     Randall E. Cox                   1.   Non-qualified Stock Option Agreement dated January 4, 1994.
                                      2.   Non-qualified Stock Option Agreement dated January 5, 1995.
                                      3.   Non-qualified Stock Option Agreement dated January 3, 1996.
                                      4.   Non-qualified Stock Option Agreement dated January 7, 1997.


            Optionees                                      Agreements Being Amended
            ---------                                      ------------------------

     G. William Evans                 1.   Non-qualified Stock Option Agreement dated January 8, 1992.
                                      2.   Non-qualified Stock Option Agreement dated January 4, 1994.
                                      3.   Non-qualified Stock Option Agreement dated January 5, 1995.
                                      4.   Non-qualified Stock Option Agreement dated January 3, 1996.
                                      5.   Non-qualified Stock Option Agreement dated January 7, 1997.
                                      6.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      7.   Non-qualified Stock Option Agreement dated February 16, 1999.

     H. Randolph Farmer               1.   Non-qualified Stock Option Agreement dated January 4, 1994.
                                      2.   Non-qualified Stock Option Agreement dated January 5, 1995.
                                      3.   Non-qualified Stock Option Agreement dated January 3, 1996.
                                      4.   Non-qualified Stock Option Agreement dated January 7, 1997.
                                      5.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      6.   Non-qualified Stock Option Agreement dated February 16, 1999.

     Charles H. Foster, Jr.           1.   Non-qualified Stock Option Agreement dated January 8, 1992.
                                      2.   Non-qualified Stock Option Agreement dated January 4, 1994.
                                      3.   Non-qualified Stock Option Agreement dated January 5, 1995.
                                      4.   Non-qualified Stock Option Agreement dated January 3, 1996.
                                      5.   Non-qualified Stock Option Agreement dated January 7, 1997.
                                      6.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      7.   Non-qualified Stock Option Agreement dated February 16, 1999.

     Russell W. Jordan, III           1.   Non-qualified Stock Option Agreement dated January 8, 1992.
                                      2.   Non-qualified Stock Option Agreement dated January 4, 1994.
                                      3.   Non-qualified Stock Option Agreement dated January 5, 1995.
                                      4.   Non-qualified Stock Option Agreement dated January 3, 1996.
                                      5.   Non-qualified Stock Option Agreement dated January 7, 1997.
                                      6.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      7.   Non-qualified Stock Option Agreement dated February 16, 1999.

     David Koshork                    1.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      2.   Non-qualified Stock Option Agreement dated February 16, 1999.

     Mack J. Marsh                    1.   Non-qualified Stock Option Agreement dated January 5, 1995.
                                      2.   Non-qualified Stock Option Agreement dated January 3, 1996.

     Robert L. Martin                 1.   Non-qualified Stock Option Agreement dated March 5, 1998.

     Melvyn Mitzner                   1.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      2.   Non-qualified Stock Option Agreement dated February 16, 1999.

     John M. Obzud                    1.   Non-qualified Stock Option Agreement dated February 16, 1999.


            Optionees                                      Agreements Being Amended
            ---------                                      ------------------------

     Robert J. Palmer                 1.   Non-qualified Stock Option Agreement dated October 24, 1994.
                                      2.   Non-qualified Stock Option Agreement dated January 5, 1995.
                                      3.   Non-qualified Stock Option Agreement dated January 3, 1996.
                                      4.   Non-qualified Stock Option Agreement dated January 7, 1997.
                                      5.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      6.   Non-qualified Stock Option Agreement dated February 16, 1999.

     John P. Rapp                     1.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      2.   Non-qualified Stock Option Agreement dated February 16, 1999.

     Hugh D. Reams, Jr.               1.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      2.   Non-qualified Stock Option Agreement dated February 16, 1999.

     Keith Reynolds                   1.   Non-qualified Stock Option Agreement dated February 16, 1999.

     Christopher L. Rosati            1.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      2.   Non-qualified Stock Option Agreement dated February 16, 1999.

     John F. Saelens                  1.   Non-qualified Stock Option Agreement dated September 18, 1999.

     Jeffrey C. Selby                 1.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      2.   Non-qualified Stock Option Agreement dated February 16, 1999.

     Richard A. Stopczynski           1.   Non-qualified Stock Option Agreement dated January 4, 1994.
                                      2.   Non-qualified Stock Option Agreement dated January 5, 1995.
                                      3.   Non-qualified Stock Option Agreement dated January 3, 1996.

     Jeffrey D. Vaughan               1.   Non-qualified Stock Option Agreement dated January 4, 1994.
                                      2.   Non-qualified Stock Option Agreement dated January 5, 1995.
                                      3.   Non-qualified Stock Option Agreement dated January 3, 1996.
                                      4.   Non-qualified Stock Option Agreement dated January 7, 1997.
                                      5.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      6.   Non-qualified Stock Option Agreement dated February 16, 1999.

     Stephen P. Veltri                1.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      2.   Non-qualified Stock Option Agreement dated February 16, 1999.

     Donald C. Weigel, Jr.            1.   Non-qualified Stock Option Agreement dated March 5, 1998.
                                      2.   Non-qualified Stock Option Agreement dated February 16, 1999.

     Herbert Wender                   1.   Non-qualified Stock Option Agreement dated March 5, 1998.
